                                                                    Exhibit 32.1

               CERTIFICATION OF ACTING CHIEF EXECUTIVE OFFICER AND
                       ACTING CHIEF FINANCIAL OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany the Registrant's  Quarterly Report on Form 10-QSB for the period ended
March 31, 2004:

In  connection  with  the  Quarterly  Report  of  Continuum  Group  B Inc.  (the
"Company")  on Form 10-QSB for the period ended March 31, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Robert
L. Frome,  Acting Chief Executive  Officer and Acting Chief Financial Officer of
the  Company,  certify,  pursuant to 18 U.S.C.  ss.  1350,  adopted  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the  requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Robert L. Frome
-------------------------------------
Name:  Robert L Frome
Title: Acting Chief Executive Officer and Acting Chief Financial Officer
Date:  May 24, 2004

(1) A signed original of this written statement required by Section 906 has been provided to Continuum  Group B Inc.  and will be retained by  Continuum  Group B
Inc. and furnished to the Securities  and Exchange  Commission or its staff upon request.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not  being  filed as part of the  Report  or as a  separate disclosure document.